                                                                    EXHIBIT 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Post-Effective Amendment No. 1 to Form S-1 (No. 333-108057) of Commonwealth Income & Growth Fund V of our report dated May 25, 2005 relating to the February 28, 2005 and February 29, 2004 consolidated financial statements of Commonwealth Capital Corp. and Subsidiaries, which appear in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.







/s/ ASHER & COMPANY, Ltd.


Philadelphia, Pennsylvania
October 19, 2005

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Post-Effective Amendment No. 1 to Form S-1 (No. 333-108057) of Commonwealth Income & Growth Fund V of our report dated September 26, 2005 relating to the February 29, 2005 financial statement of Commonwealth Income & Growth Fund, Inc., which appear in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.






/s/ ASHER & COMPANY, Ltd.



Philadelphia, Pennsylvania
October 19, 2005

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Post-Effective Amendment No. 1 to Form S-1 (No. 333-108057) of Commonwealth Income & Growth Fund V of our report dated October 17, 2005 relating to the December 31, 2004 financial statement of Commonwealth Income & Growth Fund V, which appear in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.






/s/ ASHER & COMPANY, Ltd.



Philadelphia, Pennsylvania
October 19, 2005

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Post-Effective Amendment No. 1 to Form S-1 (No. 333-108057) of Commonwealth Income & Growth Fund V of our report dated August 19, 2004 relating to the February 29, 2004 consolidated financial statements of Commonwealth Capital Corp., which appear in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.







/s/ ASHER & COMPANY, Ltd.


Philadelphia, Pennsylvania
October 19, 2005

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Post-Effective Amendment No. 1 to Form S-1 (No. 333-108057) of Commonwealth Income & Growth Fund V of our report dated August 19, 2004 relating to the February 29, 2004 financial statement of Commonwealth Income & Growth Fund, Inc., which appear in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.






/s/ ASHER & COMPANY, Ltd.



Philadelphia, Pennsylvania
October 19, 2005

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Post-Effective Amendment No. 1 to Form S-1 (No. 333-108057) of Commonwealth Income & Growth Fund V of our report dated September 16, 2004 relating to the June 30, 2004 financial statement of Commonwealth Income & Growth Fund V, which appear in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.






/s/ ASHER & COMPANY, Ltd.



Philadelphia, Pennsylvania
October 19, 2005